                                                                                                                                                                                                         Exhibit 10.3

THIRD AMENDMENT
TO THE
IR EXECUTIVE DEFERRED COMPENSATION PLAN

            WHEREAS, Ingersoll-Rand Company (the "Company") maintains the IR Executive Deferred Compensation Plan (the "Plan") which was originally effective on January 1, 1997; and

            WHEREAS, the Board of Directors of the Company reserved the right to amend the Plan in accordance with Section 9.1 thereof, and

            WHEREAS, the Board of Directors of the Company, acting through its Compensation Committee, desires to amend the Plan to freeze all deferrals effective December 31, 2004 to the extent such deferrals would otherwise be subject to section 409A of the Internal Revenue Code of 1986, as amended

            NOW, THEREFORE,the Plan is hereby amended, effective December 31, 2004 as set forth below:

1.         Section 1 of the Plan is hereby amended to add the following as a new paragraph to the end thereof:

            "Notwithstanding any other provision of the Plan to the contrary (including any election made by any Participant under the Plan), (i) no amount shall be deferred under the Plan if, pursuant to the effective date rules of Section 885(d) of the American Jobs Creation Act of
             2004 and Q&A-16 of IRS Notice 2005-1, such amount would be subject to Section 409A of the Internal Revenue Code of 1986, as
             amended (a "Non-Grandfathered New Deferral Amount"), and (ii) any amount previously deferred under the Plan that, pursuant to the effective date rules of Section 885(d) of the American Jobs Creation Act of 2004 and Q&A-16 of IRS Notice 2005-1, is subject to
             Section 409A of the Internal Revenue Code of 1986, as amended (a "Non-Grandfathered Prior Deferral Amount") shall no longer be credited or payable under the Plan after December 31, 2004.  Any Non-Grandfathered New Deferral Amount shall instead be deferred under the IR Executive Deferred Compensation Plan II, and any Non-Grandfathered Prior Deferral Amount shall instead be credited under the IR Executive Deferred Compensation Plan II, as and to the extent provided under the terms of the IR Executive Deferred
             Compensation Plan II."

2.         Except as specifically set forth herein, all other terms of the Plan shall remain in full force and effect and are hereby ratified in all respects.

IN WITNESS WHEREOF, the Company has caused this amendment to be executed by its duly authorized representative on this 31st day of December, 2004.

                                                                                                                                            INGERSOLL-RAND COMPANY

                                                                                                                                            By: /s/ Timothy McLevish___________________
                                                                                                                                                  Timothy McLevish
                                                                                                                                                  Senior Vice President and Chief Financial Officer